Exhibit 99.1

KELLY SERVICES® REPORTS 3rd QUARTER 2012 RESULTS

TROY, MI (November 7, 2012) -- Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the third quarter of 2012.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the third quarter of 2012 totaled $1.4 billion, a 4% decrease compared to the corresponding quarter of 2011.

Earnings from operations for the third quarter of 2012 totaled $24.0 million, compared to $22.1 million reported for the third quarter of 2011.

Diluted earnings per share from continuing operations in the third quarter of 2012 were $0.43 compared to $0.52 per share in the third quarter of 2011.

Commenting on the third quarter results, Camden stated, “Amidst challenging global economic conditions and a sluggish U.S. labor market, Kelly delivered solid third quarter results.  We are very pleased that we were able to improve gross profit, keep expenses in line, and create leverage to improve our operating earnings by nearly 9 percent year-over-year, despite a deceleration in revenue.”

Kelly also reported that on November 6, its board of directors declared a dividend of $0.05 per share.  The dividend is payable December 7, 2012 to shareholders of record as of the close of business on November 19, 2012.

In conjunction with its third quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on November 7, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.                                       1 800 288-9626
International                        1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing, changing market and economic conditions, our ability to achieve our business strategy, including our ability to successfully expand into new markets and service lines, material changes in demand from or loss of large corporate customers, impairment charges triggered by adverse industry or market developments, unexpected termination of customer contracts, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, liability for improper disclosure of sensitive or private employee information, unexpected changes in claim trends on workers’ compensation and benefit plans, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to retain the services of our senior management, local management and field personnel, the impact of changes in laws and regulations (including federal, state and international tax laws and the expiration of the U.S. work opportunity credit program), the net financial impact of the Patient Protection and Affordable Care Act on our business, risks associated with conducting business in foreign countries, including foreign currency fluctuations, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®
Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions.  Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis.  Serving clients around the globe, Kelly provides employment to more than 550,000 employees annually.  Revenue in 2011 was $5.6 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, and Twitter.  Download The Talent Project, a free iPad app by Kelly Services.

# # #

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED SEPTEMBER 30, 2012 AND OCTOBER 2, 2011
(UNAUDITED)
(In millions of dollars except per share data)

	2012	2011	Change		% Change

Revenue from services	$1,354.2	$1,409.8	$(55.6)		(3.9)%

Cost of services	1,126.7	1,184.1	(57.4)		(4.8)

Gross profit	227.5	225.7	1.8		0.7

Selling, general and administrative expenses	203.5	203.6	(0.1)		(0.1)

Earnings from operations	24.0	22.1	1.9		8.5

Other (expense) income, net	(0.7)	1.0	(1.7)		(177.3)

Earnings from continuing operations before taxes	23.3	23.1	0.2		1.0

Income taxes	6.7	3.4	3.3		100.6

Earnings from continuing operations	16.6	19.7	(3.1)		(16.0)

Earnings from discontinued operations, net of tax	-	-	-		NM

Net earnings	$16.6	$19.7	$(3.1)		(15.9)%

Basic earnings per share on common stock
Earnings from continuing operations	$0.43	$0.52	$(0.09)		(17.3)%
Earnings from discontinued operations	-	-	-		NM
Net earnings	0.43	0.52	(0.09)		(17.3)

Diluted earnings per share on common stock
Earnings from continuing operations	$0.43	$0.52	$(0.09)		(17.3)%
Earnings from discontinued operations	-	-	-		NM
Net earnings	0.43	0.52	(0.09)		(17.3)

STATISTICS:

Gross profit rate	16.8%	16.0%	0.8	pts.

Selling, general and administrative expenses:
% of revenue	15.0	14.4	0.6
% of gross profit	89.4	90.2	(0.8)

% Return:
Earnings from operations	1.8	1.6	0.2
Earnings from continuing operations before taxes	1.7	1.6	0.1
Earnings from continuing operations	1.2	1.4	(0.2)
Net earnings	1.2	1.4	(0.2)

Effective income tax rate	28.9%	14.6%	14.3	pts.

Average number of shares outstanding (millions):
Basic	37.1	36.8
Diluted	37.1	36.8

Shares adjusted for nonvested restricted awards (millions):
Basic	38.3	37.8
Diluted	38.3	37.8

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED SEPTEMBER 30, 2012 AND OCTOBER 2, 2011
(UNAUDITED)
(In millions of dollars except per share data)

	2012	2011	Change		% Change

Revenue from services	$4,075.1	$4,154.7	$(79.6)		(1.9)%

Cost of services	3,400.7	3,495.7	(95.0)		(2.7)

Gross profit	674.4	659.0	15.4		2.3

Selling, general and administrative expenses	611.9	614.0	(2.1)		(0.4)

Earnings from operations	62.5	45.0	17.5		38.8

Other expense, net	(1.8)	(0.1)	(1.7)		NM

Earnings from continuing operations before taxes	60.7	44.9	15.8		35.2

Income taxes	19.9	4.1	15.8		385.0

Earnings from continuing operations	40.8	40.8	-		-

Earnings (loss) from discontinued operations, net of tax	0.4	(1.2)	1.6		NM

Net earnings	$41.2	$39.6	$1.6		4.1%

Basic earnings (loss) per share on common stock
Earnings from continuing operations	$1.07	$1.09	$(0.02)		(1.8)%
Earnings (loss) from discontinued operations	0.01	(0.03)	0.04		NM
Net earnings	1.09	1.05	0.04		3.8

Diluted earnings (loss) per share on common stock
Earnings from continuing operations	$1.07	$1.09	$(0.02)		(1.8)%
Earnings (loss) from discontinued operations	0.01	(0.03)	0.04		NM
Net earnings	1.09	1.05	0.04		3.8

STATISTICS:

Gross profit rate	16.5%	15.9%	0.6	pts.

Selling, general and administrative expenses:
% of revenue	15.0	14.8	0.2
% of gross profit	90.7	93.2	(2.5)

% Return:
Earnings from operations	1.5	1.1	0.4
Earnings from continuing operations before taxes	1.5	1.1	0.4
Earnings from continuing operations	1.0	1.0	0.0
Net earnings	1.0	1.0	0.0

Effective income tax rate	32.8%	9.1%	23.7	pts.

Average number of shares outstanding (millions):
Basic	37.0	36.8
Diluted	37.0	36.8

Shares adjusted for nonvested restricted awards (millions):
Basic	38.0	37.6
Diluted	38.0	37.6

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter
	2012	2011	Change		Constant Currency Change
Americas Commercial
Revenue from services (including fee-based income)	$642.2	$661.7	(2.9)%		(2.0)%
Fee-based income	4.4	3.2	36.9		40.8
Gross profit	96.4	93.6	3.0		4.0

Gross profit rate	15.0%	14.2%	0.8	pts.

Americas PT
Revenue from services (including fee-based income)	$261.6	$250.8	4.3%		4.4%
Fee-based income	3.7	3.2	13.6		13.7
Gross profit	40.9	37.9	7.9		8.0

Gross profit rate	15.6%	15.1%	0.5	pts.

Total Americas
Revenue from services (including fee-based income)	$903.8	$912.5	(1.0)%		(0.3)%
Fee-based income	8.1	6.4	25.2		27.1
Gross profit	137.3	131.5	4.4		5.1
Total SG&A expenses	101.5	97.7	4.0		4.9
Earnings from operations	35.8	33.8	5.8

Gross profit rate	15.2%	14.4%	0.8	pts.
Expense rates:
% of revenue	11.2	10.7	0.5
% of gross profit	73.9	74.2	(0.3)
Operating margin	4.0	3.7	0.3

EMEA Commercial
Revenue from services (including fee-based income)	$214.5	$261.0	(17.8)%		(8.0)%
Fee-based income	5.2	6.5	(20.3)		(11.7)
Gross profit	33.4	42.1	(20.8)		(11.2)

Gross profit rate	15.6%	16.1%	(0.5)	pts.

EMEA PT
Revenue from services (including fee-based income)	$41.5	$46.8	(11.3)%		(0.8)%
Fee-based income	4.1	5.3	(23.5)		(15.3)
Gross profit	10.5	12.7	(17.0)		(7.5)

Gross profit rate	25.4%	27.1%	(1.7)	pts.

Total EMEA
Revenue from services (including fee-based income)	$256.0	$307.8	(16.8)%		(6.9)%
Fee-based income	9.3	11.8	(21.8)		(13.3)
Gross profit	43.9	54.8	(19.9)		(10.3)
SG&A expenses excluding restructuring charges	40.0	47.3	(15.6)
Restructuring charges	-	(0.6)	(100.0)
Total SG&A expenses	40.0	46.7	(14.5)		(4.6)
Earnings from operations	3.9	8.1	(51.3)
Earnings from operations excluding restructuring charges	3.9	7.5	(47.5)

Gross profit rate	17.1%	17.8%	(0.7)	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.6	15.4	0.2
% of gross profit	91.1	86.4	4.7
Operating margin (excluding restructuring charges)	1.5	2.4	(0.9)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter
	2012	2011	Change		Constant Currency Change
APAC Commercial
Revenue from services (including fee-based income)	$85.7	$101.8	(15.8)%		(13.2)%
Fee-based income	2.9	3.8	(24.8)		(20.4)
Gross profit	12.8	14.7	(13.1)		(10.2)

Gross profit rate	14.9%	14.4%	0.5	pts.

APAC PT
Revenue from services (including fee-based income)	$14.3	$14.1	1.3%		3.5%
Fee-based income	4.8	4.2	13.7		15.5
Gross profit	6.2	5.6	9.1		11.1

Gross profit rate	43.0%	39.9%	3.1	pts.

Total APAC
Revenue from services (including fee-based income)	$100.0	$115.9	(13.7)%		(11.1)%
Fee-based income	7.7	8.0	(4.5)		(1.5)
Gross profit	19.0	20.3	(6.9)		(4.2)
Total SG&A expenses	18.8	19.8	(4.9)		(2.2)
Earnings from operations	0.2	0.5	(78.0)

Gross profit rate	18.9%	17.6%	1.3	pts.
Expense rates:
% of revenue	18.8	17.1	1.7
% of gross profit	99.3	97.2	2.1
Operating margin	0.1	0.5	(0.4)

OCG
Revenue from services (including fee-based income)	$104.7	$80.7	29.7%		30.9%
Fee-based income	13.2	10.5	25.3		29.1
Gross profit	28.2	19.8	42.8		45.4
Total SG&A expenses	24.2	20.0	20.5		23.6
Earnings from operations	4.0	(0.2)	NM

Gross profit rate	27.0%	24.5%	2.5	pts.
Expense rates:
% of revenue	23.1	24.9	(1.8)
% of gross profit	85.5	101.3	(15.8)
Operating margin	3.9	(0.3)	4.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date
	2012	2011	Change		Constant Currency Change
Americas Commercial
Revenue from services (including fee-based income)	$1,980.1	$1,985.3	(0.3)%		0.7%
Fee-based income	12.1	8.8	36.9		40.4
Gross profit	292.1	278.9	4.7		5.6

Gross profit rate	14.8%	14.1%	0.7	pts.

Americas PT
Revenue from services (including fee-based income)	$774.1	$739.1	4.7%		4.9%
Fee-based income	11.3	9.7	16.3		16.5
Gross profit	120.8	109.8	9.9		10.1

Gross profit rate	15.6%	14.9%	0.7	pts.

Total Americas
Revenue from services (including fee-based income)	$2,754.2	$2,724.4	1.1%		1.8%
Fee-based income	23.4	18.5	26.1		27.8
Gross profit	412.9	388.7	6.2		6.9
Total SG&A expenses	303.4	296.3	2.4		3.2
Earnings from operations	109.5	92.4	18.3

Gross profit rate	15.0%	14.3%	0.7	pts.
Expense rates:
% of revenue	11.0	10.9	0.1
% of gross profit	73.5	76.2	(2.7)
Operating margin	4.0	3.4	0.6

EMEA Commercial
Revenue from services (including fee-based income)	$641.2	$751.3	(14.7)%		(7.7)%
Fee-based income	17.5	18.9	(7.5)		(0.1)
Gross profit	101.1	121.6	(16.9)		(9.9)

Gross profit rate	15.8%	16.2%	(0.4)	pts.

EMEA PT
Revenue from services (including fee-based income)	$125.3	$134.0	(6.4)%		1.2%
Fee-based income	13.1	15.0	(12.8)		(6.2)
Gross profit	32.7	36.1	(9.3)		(2.0)

Gross profit rate	26.1%	26.9%	(0.8)	pts.

Total EMEA
Revenue from services (including fee-based income)	$766.5	$885.3	(13.4)%		(6.3)%
Fee-based income	30.6	33.9	(9.8)		(2.8)
Gross profit	133.8	157.7	(15.2)		(8.1)
SG&A expenses excluding restructuring charges	126.4	140.5	(10.2)
Restructuring charges	(2.2)	2.8	(177.7)
Total SG&A expenses	124.2	143.3	(13.4)		(6.6)
Earnings from operations	9.6	14.4	(32.7)
Earnings from operations excluding restructuring charges	7.4	17.2	(56.4)

Gross profit rate	17.5%	17.8%	(0.3)	pts.
Expense rates (excluding restructuring charges):
% of revenue	16.5	15.9	0.6
% of gross profit	94.4	89.2	5.2
Operating margin (excluding restructuring charges)	1.0	1.9	(0.9)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date
	2012	2011	Change		Constant Currency Change
APAC Commercial
Revenue from services (including fee-based income)	$258.3	$303.8	(15.0)%		(13.4)%
Fee-based income	9.3	11.0	(14.9)		(11.9)
Gross profit	38.4	42.5	(9.6)		(8.0)

Gross profit rate	14.9%	14.0%	0.9	pts.

APAC PT
Revenue from services (including fee-based income)	$39.9	$39.1	2.1%		3.8%
Fee-based income	12.9	12.2	5.2		5.6
Gross profit	16.7	16.2	2.8		3.6

Gross profit rate	41.8%	41.5%	0.3	pts.

Total APAC
Revenue from services (including fee-based income)	$298.2	$342.9	(13.0)%		(11.5)%
Fee-based income	22.2	23.2	(4.3)		(2.6)
Gross profit	55.1	58.7	(6.2)		(4.8)
Total SG&A expenses	57.5	59.1	(2.8)		(1.3)
Earnings from operations	(2.4)	(0.4)	(440.3)

Gross profit rate	18.5%	17.1%	1.4	pts.
Expense rates:
% of revenue	19.3	17.2	2.1
% of gross profit	104.4	100.8	3.6
Operating margin	(0.8)	(0.1)	(0.7)

OCG
Revenue from services (including fee-based income)	$282.8	$222.9	26.8%		27.9%
Fee-based income	37.6	28.7	31.1		33.9
Gross profit	75.0	55.8	34.3		36.4
Total SG&A expenses	69.6	59.2	17.3		19.5
Earnings from operations	5.4	(3.4)	NM

Gross profit rate	26.5%	25.1%	1.4	pts.
Expense rates:
% of revenue	24.6	26.6	(2.0)
% of gross profit	92.8	106.2	(13.4)
Operating margin	1.9	(1.6)	3.5

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	September 30, 2012	January 1, 2012	October 2, 2011
Current Assets
Cash and equivalents	$70.3	$81.0	$73.5
Trade accounts receivable, less allowances of $11.9, $13.4 and $13.7, respectively	1,018.8	944.9	939.9
Prepaid expenses and other current assets	62.9	50.6	53.7
Deferred taxes	38.1	38.2	27.0
Total current assets	1,190.1	1,114.7	1,094.1
Property and Equipment, Net	90.4	90.6	91.6
Noncurrent Deferred Taxes	88.8	94.1	89.6
Goodwill, Net	91.2	90.2	67.3
Other Assets	174.8	152.1	145.6
Total Assets	$1,635.3	$1,541.7	$1,488.2
Current Liabilities
Short-term borrowings	$83.6	$96.3	$79.0
Accounts payable and accrued liabilities	279.1	237.2	227.7
Accrued payroll and related taxes	269.9	271.4	283.0
Accrued insurance	28.8	31.5	31.4
Income and other taxes	62.7	61.3	60.0
Total current liabilities	724.1	697.7	681.1

Noncurrent Liabilities
Accrued insurance	48.9	53.5	53.7
Accrued retirement benefits	108.5	91.1	82.8
Other long-term liabilities	25.1	23.7	13.6
Total noncurrent liabilities	182.5	168.3	150.1

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(63.1)	(66.9)	(68.6)
Paid-in capital	27.7	28.8	29.3
Earnings invested in the business	693.0	657.5	635.3
Accumulated other comprehensive income	31.0	16.2	20.9
Total stockholders' equity	728.7	675.7	657.0
Total Liabilities and Stockholders' Equity	$1,635.3	$1,541.7	$1,488.2

STATISTICS:
Working Capital	$466.0	$417.0	$413.0
Current Ratio	1.6	1.6	1.6
Debt-to-capital %	10.3%	12.5%	10.7%
Global Days Sales Outstanding	54	52	52

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED SEPTEMBER 30, 2012 AND OCTOBER 2, 2011
(UNAUDITED)
(In millions of dollars)

	2012	2011

Cash flows from operating activities
Net earnings	$41.2	$39.6
Noncash adjustments:
Depreciation and amortization	16.8	23.9
Provision for bad debts	1.2	3.5
Stock-based compensation	3.7	3.5
Other, net	-	(1.5)
Changes in operating assets and liabilities	(42.0)	(63.4)

Net cash from operating activities	20.9	5.6

Cash flows from investing activities
Capital expenditures	(13.9)	(10.0)
Other investing activities	0.1	1.0

Net cash from investing activities	(13.8)	(9.0)

Cash flows from financing activities
Net change in short-term borrowings	(12.6)	61.9
Repayment of debt	-	(62.9)
Dividend payments	(5.7)	(1.9)
Other financing activities	0.1	(1.0)

Net cash from financing activities	(18.2)	(3.9)

Effect of exchange rates on cash and equivalents	0.4	0.3

Net change in cash and equivalents	(10.7)	(7.0)
Cash and equivalents at beginning of period	81.0	80.5

Cash and equivalents at end of period	$70.3	$73.5

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Third Quarter (Commercial, PT and OCG)
			% Change
	2012	2011	US$	Constant Currency

Americas
United States	$853.4	$858.6	(0.6)%	(0.6)%
Canada	61.9	66.0	(6.1)	(4.6)
Mexico	31.1	27.1	14.6	21.8
Puerto Rico	24.5	24.5	(0.0)	(0.0)
Brazil	14.3	-	NM	NM
Total Americas	985.2	976.2	0.9	1.6

EMEA
Switzerland	61.0	68.3	(10.5)	4.6
France	60.3	76.6	(21.4)	(11.2)
Russia	31.7	36.4	(12.9)	(4.9)
United Kingdom	25.6	30.9	(17.5)	(15.9)
Portugal	18.8	22.8	(17.4)	(6.8)
Germany	17.8	21.4	(16.9)	(6.2)
Norway	17.6	18.3	(4.4)	2.8
Italy	13.1	18.2	(27.2)	(18.2)
Other	17.2	21.7	(20.6)	(11.1)
Total EMEA	263.1	314.6	(16.4)	(6.4)

APAC
Australia	35.4	36.8	(4.0)	(3.0)
Singapore	26.0	26.2	(0.5)	1.1
Malaysia	19.1	18.1	5.6	8.9
New Zealand	13.0	13.4	(3.5)	(0.7)
India	5.5	18.0	(69.1)	(62.8)
Other	6.9	6.5	6.0	9.8
Total APAC	105.9	119.0	(11.0)	(8.4)

Total Kelly Services, Inc.	$1,354.2	$1,409.8	(3.9)%	(1.0)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	September Year to Date (Commercial, PT and OCG)
			% Change
	2012	2011	US$		Constant Currency

Americas
United States	$2,586.3	$2,561.6	1.0%		1.0%
Canada	183.4	186.8	(1.8)		0.7
Mexico	82.4	79.8	3.2		13.0
Puerto Rico	76.3	70.7	8.0		8.0
Brazil	46.7	-	NM		NM
Total Americas	2,975.1	2,898.9	2.6		3.3

EMEA
France	184.2	224.7	(18.0)		(10.0)
Switzerland	174.4	177.8	(1.9)		6.0
Russia	97.1	108.4	(10.5)		(3.5)
United Kingdom	79.3	92.5	(14.3)		(12.4)
Portugal	56.0	66.1	(15.2)		(6.8)
Germany	53.9	62.7	(14.0)		(5.6)
Norway	50.8	50.9	(0.3)		5.6
Italy	44.5	53.3	(16.4)		(8.5)
Other	48.4	67.4	(28.1)		(20.7)
Total EMEA	788.6	903.8	(12.7)		(5.6)

APAC
Australia	101.6	110.3	(7.9)		(7.7)
Singapore	75.1	78.6	(4.4)		(3.5)
Malaysia	54.9	54.5	0.7		3.0
New Zealand	39.5	37.8	4.4		3.3
India	20.9	53.1	(60.6)		(54.2)
Other	19.4	17.7	9.8		12.2
Total APAC	311.4	352.0	(11.5)		(9.9)

Total Kelly Services, Inc.	$4,075.1	$4,154.7	(1.9	) %	0.3%

 KELLY SERVICES, INC. AND SUBSIDIARIES
 RECONCILIATION OF NON-GAAP MEASURES
 (UNAUDITED)
 (In millions of dollars except per share data)

	Third Quarter		Sept. Year to Date
	2012	2011	2012	2011

Pretax earnings from operations	$24.0	$22.1	$62.5	$45.0

Restructuring charges (Note 1)	-	(0.6)	(2.2)	2.8

Earnings from operations excluding restructuring charges	$24.0	$21.5	$60.3	$47.8

	Third Quarter
	2012		2011
	Amount	Per Share	Amount	Per Share

Earnings from continuing operations, net of taxes	$16.6	$0.43	$19.7	$0.52

Restructuring charges, net of taxes (Note 1)	-	-	(0.6)	(0.02)

Earnings from continuing operations excluding restructuring charges, net of taxes	$16.6	$0.43	$19.1	$0.51

	Sept. Year to Date
	2012		2011
	Amount	Per Share	Amount	Per Share

Earnings from continuing operations, net of taxes	$40.8	$1.07	$40.8	$1.09

Restructuring charges, net of taxes (Note 1)	(2.2)	(0.06)	2.8	0.07

Earnings from continuing operations excluding restructuring charges, net of taxes	$38.6	$1.02	$43.6	$1.16

 KELLY SERVICES, INC. AND SUBSIDIARIES
 RECONCILIATION OF NON-GAAP MEASURES
 (UNAUDITED)

 Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges is useful to understand the Company's fiscal 2012 financial performance and increases comparability.  Specifically, Management believes that excluding this item allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share.  As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance.  Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance.  Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Restructuring costs relate primarily to revisions of the estimated lease termination costs for EMEA Commercial branches that closed in prior years.